EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICERPURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Gold Hill Resources, Inc. for the fiscal quarter ending July 31, 2014, I, Wayne Good, Chief Executive Officer and Chief Financial Officer of Gold Hill Resources, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Gold Hill Resources, Inc.

Date: September 10, 2014	By:	/s/ Wayne Good
Wayne Good
President, Chief Executive Officer, Chief Financial Officer and Director